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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Fund dated February 9, 2001 (and to all references to our firm) included in or made a part of Pioneer Fund's Post-Effective Amendment No. 71 and Amendment No. 37 to Registration Statement File Nos. 2-25980 and 811-07613, respectively.



/s/ Arthur Andersen LLP
Boston, Massachusetts
September 25, 2001